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                                                                    Exhibit 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                         (12 U.S.C.(S)1350, AS ADOPTED)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.(S)1350, as adopted), Michael Rayden, President, Chief Executive Officer and Chairman of the Board of Directors of Too, Inc., hereby certifies that:

     1. The Company's Quarterly Report on Form 10-Q for the period ended August 3, 2002, to which this Certification is attached as Exhibit
          99.1 (the "Periodic Report"), fully complies with the requirements of
          Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 11, 2002


                                 /s/  Michael Rayden
                                 ---------------------------
                                 Michael Rayden
                                 President, Chief Executive Officer and
                                 Chairman of the Board of Directors

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